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                                                                   EXHIBIT 10.25



                        Long Distance International Inc.
                                4150 SW 28th Way
                         Ft. Lauderdale, Florida 33312

                            LDI Acquisition Sub Inc.
                      c/o Long Distance International Inc.
                                4150 SW 28th Way
                         Ft. Lauderdale, Florida 33312



                                October 18, 1999





To:      Frederick A. DeLuca
         512 NE 23rd Avenue
         Ft. Lauderdale, Florida  33301

             Re: Amendment to Pledge Agreements (this "Amendment")

Gentlemen:

Reference is made to a certain (i) Parent Stock Pledge Agreement dated July 20, 1999 (herein called "Parent Pledge Agreement"), among Long Distance International Inc., a Florida corporation (herein called "the Company"), and Frederick DeLuca, as collateral agent for the ratable benefit of himself and the Lenders to the Term Loan Agreement ("DeLuca"); and (ii) Stock Pledge Agreement dated July 20, 1999 (herein called "Sub Pledge Agreement") among LDI Acquisition Sub Inc. and DeLuca. Capitalized terms used herein and defined in the Parent Pledge Agreement shall have the same meanings as set forth therein unless otherwise specifically defined herein.

The seventh paragraph of each of the Sub Pledge Agreement and Parent Pledge Agreement is hereby amended by deleting the words "and on ten (10) days prior notice to the Pledgor, without the curing by the Pledgor or the waiving by the Collateral Agent of such Event of Default within such time," in the third, fourth and fifth lines of such seventh paragraph.

Except as otherwise specifically amended herein, each of the Sub Pledge Agreement and the Parent Pledge Agreement shall remain in full force and effect.

This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against the party executing the same and all of which together shall be deemed to constitute one and the same agreement.



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This Amendment is to be governed by the laws of the State of New York.


                                             Very truly yours,

                                             LDI ACQUISITION SUB INC.



                                             By: /s/ David R. Hess
                                                 ------------------------------
                                                 David R. Hess
                                                 Chief Executive Officer



                                             LONG DISTANCE INTERNATIONAL INC.



                                             By: /s/ David R. Hess
                                                 ------------------------------
                                                 David R. Hess
                                                 Chief Executive Officer



AGREED:

/s/ Frederick A. DeLuca
----------------------------------------
Frederick A. DeLuca, as Collateral Agent


WORLD ACCESS, INC.



By: /s/ W. Tod Chmar
    ---------------------------------
    Name:
    Title:


THE BANK OF NEW YORK, not in its individual capacity, but solely as Trustee



By: /s/ Annette L. Kos
    ---------------------------------
    Name:
    Title:







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